Exhibit 10(a)

                              AMENDED AND RESTATED
                              SNAP-ON INCORPORATED
                          1986 INCENTIVE STOCK PROGRAM
                      (As Amended through January 25, 2002)


     1. Purpose. The purpose of the Amended and Restated Snap-on Incorporated 1986 Incentive Stock Program (the "Program") is to attract and retain outstanding people as officers and key employees of Snap-on Incorporated (the "Company") and its subsidiaries and entities of which at least 20% of the equity interest is held directly or indirectly by the Company (together, "Affiliates") and to furnish incentives to such persons by providing such persons opportunities to acquire shares ("Shares") of the Company's common stock ("Common Stock"), or monetary payments based on the value of such Common Stock or the financial performance of the Company, or both, on terms as herein provided.

     2. Administration. The Program will be administered by a committee (the "Committee") of the Board of Directors of the Company (the "Board") composed of not less than two Directors, each of whom shall qualify as a "disinterested person" for purposes of Rule 16b-3 ("Rule 16b-3") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and as an "outside director" under
Section 162(m)(4)(C) of the Internal Revenue Code of 1986, as amended (the "Code") (or any successor provision thereto); provided, however, that from and after such time as Rule 16b-3 as adopted in Securities and Exchange Commission Release No. 34-37260 applies to the Company, members of the Board serving on the Committee shall no longer need to be a "disinterested person" but instead must qualify as a "Non-Employee Director" within the meaning of Rule 16b-3. To the extent permitted by applicable law, the Board may, in its discretion, delegate to another committee of the Board or to one or more senior officers of the Company any or all of the authority and responsibility of the Committee with respect to Benefits (as defined below) to Participants other than Participants who are subject to the provisions of Section 16 of the Exchange Act ("Section 16 Participants") at the time any such delegated authority or responsibility is exercised. The Board also may, in its discretion, delegate to another committee of the Board consisting entirely of Non-Employee Directors any or all of the authority and responsibility of the Committee with respect to Benefits to
Section 16 participants and other Participants. To the extent that the Board has delegated to such other committee or one or more officers the authority and responsibility of the Committee, all references to the Committee herein shall include such other committee or one or more officers. The Committee shall interpret the Program, prescribe, amend and rescind rules and regulations relating thereto and make all other determinations necessary or advisable for the administration of the Program. A majority of the members of the Committee shall constitute a quorum and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Program may be made without notice or meeting of the Committee by a writing signed by a majority of the Committee members.

     3. Participants. Participants in the Program ("Participants") will consist of such

                                                                   Exhibit 10(a)
officers or other key employees of the Company and its Affiliates as the Committee in its sole discretion may designate from time to time to receive benefits described in Section 4 hereof ("Benefits"). The Committee's designation of a Participant in any year shall not require the Committee to designate such person to receive a Benefit in any other year. The Committee shall consider such factors as it deems pertinent in selecting Participants and in determining the type and amount of their respective Benefits, including without limitation (i) the financial condition of the Company; (ii) anticipated profits for the current or future years; (iii) contributions of Participants to the profitability and development of the Company; and (iv) other compensation provided to Participants.

     4. Types of Benefits.

          (a) The Committee shall have full power and authority to (i) determine the type or types of Benefits to be granted to each Participant under the Program; (ii) determine the number of Shares and/or monetary payments to be covered by (or with respect to which payments, rights or other matters are to be calculated in connection with) Benefits granted to Participants; and
     (iii) determine any terms and conditions of any Benefit granted to a Participant, subject in each case only to express requirements of the Program. Benefits under the Program may be granted in any one or a combination of (A) incentive stock options granted under Section 6 hereof and intended to meet the requirements of Section 422 of the Code (or any successor provision thereto) ("Incentive Stock Options"); (B) options granted under Section 7 hereof not intended to be Incentive Stock Options ("Non-Qualified Stock Options"); (C) stock appreciation rights granted pursuant to Section 9 hereof ("Stock Appreciation Rights"); (D) Shares granted under Section 10 hereof to be held subject to certain restrictions ("Restricted Stock") and Bonus Shares (are defined in Section 11) delivered pursuant to Section 11; (E) Shares granted under Section 12 hereof ("Performance Shares"); and (F) monetary units granted under Section 13 hereof ("Performance Units"). For purposes hereof, Incentive Stock Options and Non-Qualified Stock Options shall be hereinafter referred to collectively as "Options". Benefits under the Program may be granted either alone or in addition to, in tandem with, or in substitution for any other Benefit or any other award or benefit granted under any other plan of the Company or any Affiliate. Benefits granted in addition to or in tandem with other awards or benefits may be granted either at the same time as or at different times from grants of such other Benefits or other awards.

          (b) Each member of the Board (a "Director") who is not also an employee of the Company shall receive Director Options (as defined in Section 14) under the Program as provided in Section 14.

          (c) As used in the Plan, the term "Award" shall mean any Benefit or Director Option granted under the Program.

     5. Shares Reserved under the Program.

          Exhibit 10(a) (a) There is hereby reserved for issuance under the Program after the Effective Date (as defined below) an aggregate of Six Million (6,000,000) Shares, consisting of Shares (i) newly authorized effective upon approval of this Program, as amended and restated, by the Company's shareholders at a meeting duly called and held (the "Effective Date"), (ii) previously reserved for issuance under the Program as to which Benefits could be awarded under this Program immediately prior to the Effective Date and (iii) subject to awards of Benefits that are outstanding immediately prior to the Effective Date. Not more than 300,000 Shares reserved for issuance under the Program after the Effective Date may be issued as Restricted Stock.

          (b) If there is a lapse, expiration, termination or cancellation of any Award granted hereunder without the issuance of Shares or payment of cash thereunder, if Shares are issued under any Award and thereafter are reacquired by the Company pursuant to rights reserved upon the issuance thereof, or if previously owned Shares are delivered to the Company in payment of the exercise price of an Award, then the Shares subject to, reserved for or delivered in payment in respect of such Award may again be used for new Options or other Awards of any sort authorized under this Program.

          (c) No Participant shall be granted Benefits under the Program that could result in such Participant (i) receiving in any single fiscal year of the Company Options for, and/or Stock Appreciation Rights with respect to, more than 450,000 Shares, (ii) receiving Benefits in any single fiscal year of the Company relating to more than 225,000 Shares of Restricted Stock,
     (iii) receiving more than 225,000 Performance Shares in respect of any period designated under Section 12 or (iv) receiving Performance Units exceeding $1,000,000 in value in respect of any period designated under
     Section 13. Such number of Shares as specified in the preceding sentence shall be subject to adjustment in accordance with the terms of Section 18(a) hereof. In all cases, determinations under this Section 5 shall be made in a manner that is consistent with the exemption for performance-based compensation provided by Section 162(m) of the Code (or any successor provision thereto) and any regulations promulgated thereunder.

     6. Incentive Stock Options. Incentive Stock Options will be exercisable at purchase prices of not less than One Hundred percent (100%) of the fair market value of the Shares on the date of grant, as such fair market value is determined by such methods or procedures as shall be established from time to time by the Committee ("Fair Market Value"). Incentive Stock Options will be exercisable over not more than ten (10) years after date of grant and shall terminate not later than three (3) months after termination of employment for any reason other than death, except as otherwise provided by the Committee. If the Participant should die while employed or within three (3) months after termination of employment, then the right of the Participant's successor in interest to exercise an Incentive Stock Option shall terminate not later than twelve (12) months after the date of death, except as otherwise provided by the Committee. In all other respects, the terms of any Incentive Stock Option granted under the Program shall comply with the provisions of Section 422 of the Code (or any successor provision thereto) and any regulations promulgated thereunder.

                                                                   Exhibit 10(a)
     7. Non-Qualified Stock Options. Non-Qualified Stock Options will be exercisable at purchase prices of not less than One Hundred percent (100%) of the Fair Market Value of the Shares on the date of grant. Non-Qualified Stock Options will be exercisable as determined by the Committee over not more than fifteen (15) years after the date of grant and shall terminate six (6) months after termination of employment for any reason other than death, except that, subject to the maximum term of fifteen (15) years, (a) in connection with the termination of a Participant's employment in a manner that entitles the Participant immediately to receive the payment of benefits under any defined benefit retirement plan of the Company or any of its Affiliates ("Retirement"), a Non-Qualified Stock Option shall terminate three (3) years after Retirement and (b) the Committee may provide otherwise in connection with any termination of employment, including Retirement. If the Participant should die while employed or within any period after termination of employment during which the Non-Qualified Stock Option was exercisable, then, subject to the maximum term of fifteen (15) years, the right of the Participant's successor in interest to exercise a Non-Qualified Stock Option shall terminate not later than twelve (12) months after the date of death, except as otherwise provided by the Committee

     8. Certain Replacement Options. Without in any way limiting the authority of the Committee to make grants of Options to Participants hereunder, and in order to induce Participants to retain ownership of Shares acquired upon the exercise of Options, the Committee shall have the authority (but not an obligation) to include within any agreement setting forth the terms of any Options (or any amendment thereto) a provision entitling a Participant to further Options ("Replacement Options") in the event the Participant exercises any Options (including a Replacement Option) under the Program, in whole or in part, by surrendering previously acquired Shares. Any such Replacement Options shall (a) be Non-Qualified Stock Options under Section 7, exercisable at a purchase price, unless otherwise determined by the Committee, of 100% of the Fair Market Value of the Shares on the date the Replacement Options are granted,
(b) be for a number of Shares equal to the number of Shares surrendered, (c) only become exercisable on the terms specified by the Committee in the event the Participant holds, for a minimum period of time prescribed by the Committee, the Shares the Participant acquired upon the exercise in connection with which the Replacement Options were issued, and (d) be subject to such other terms and conditions as the Committee may determine.

     9. Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Participants. Subject to the terms of the Program and any applicable agreement with a Participant, a Stock Appreciation Right granted under the Program shall confer on the holder thereof a right to receive, upon exercise thereof, the excess of (a) the Fair Market Value of one Share (determined on the date the Stock Appreciation Right is exercised) over (b) the grant price of the Stock Appreciation Right as specified by the Committee, which shall, unless otherwise determined by the Committee, be 100% of the Fair Market Value of one Share (determined on the date of grant of the Stock Appreciation Right). Subject to the terms of the Program, the grant price, term, calculation of Fair Market Value, methods of exercise, methods of settlement (including whether the Participant will be paid in cash, Shares, other securities, other Benefits or other property, or

                                                                   Exhibit 10(a)
any combination thereof), and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

     10. Restricted Stock.

          (a) The Committee is hereby authorized to issue Restricted Stock to Participants, with or without payment therefor, as additional compensation, or in lieu of other compensation, for their services to the Company and/or any Affiliate. Restricted Stock shall be subject to such terms and conditions as the Committee determines appropriate, including, without limitation, restrictions on sale or other disposition and rights of the Company to reacquire such Restricted Stock upon termination of the Participant's employment within specified periods, as prescribed by the Committee.

          (b) Without limitation, such terms and conditions may provide that Restricted Stock shall be subject to forfeiture if the Company or the Participant fails to achieve certain goals established by the Committee over a designated period of time. Any grant of Restricted Stock subject to such terms and conditions to a Section 16 Participant shall be in writing. The goals established by the Committee may relate to any one or more of the following: revenues, earnings per share, return on shareholder equity, return on average total capital employed, return on net assets employed before interest and taxes, economic value added and/or, in the case of Participants other than Section 16 Participants, such other goals as may be established by the Committee in its discretion. In the event the minimum goal established by the Committee is not achieved at the conclusion of a period, all Shares of Restricted Stock shall be forfeited. In the event the maximum goal is achieved, no Shares of Restricted Stock shall be forfeited. Partial achievement of the maximum goal may result in forfeiture corresponding to the degree of nonachievement to the extent specified in writing by the Committee when the grant is made. The Committee shall certify in writing as to the degree of achievement after completion of the performance period.

     11. Bonus Shares; Deposit Share Program. The Committee is authorized to provide Participants the opportunity to elect to receive Shares in lieu of a portion or all of cash bonuses under the Company's incentive compensation programs and/or increases in base compensation ("Bonus Shares"). Bonus Shares shall be issued in an amount equal to (a) the dollar amount of bonus or base compensation a Participant elects to receive in Common Stock (subject to limits prescribed by the Committee) divided by (b) the Fair Market Value of a Share (as determined on the date the cash compensation to which the Bonus Shares relate would otherwise be payable) and shall be subject to such terms and conditions as the Committee deems appropriate, including, without limitation, restrictions on withdrawal from the Deposit Share Program (as hereinafter defined), sale or other disposition.

                                                                   Exhibit 10(a)
     The Committee may establish a program (the "Deposit Share Program") in connection with the delivery of Bonus Shares under which (a) Participants wishing to receive Restricted Stock in tandem with Bonus Shares shall deposit Bonus Shares with the Company or such other designee of the Company and comply with all rules relating to the Deposit Share Program as the Committee prescribes and (b) the Company shall match any Bonus Shares a Participant has deposited with the Company by depositing up to one (1) Share of Restricted Stock for each Bonus Share deposited, as determined by the Committee. The Restricted Stock deposited by the Company shall vest in accordance with such terms and conditions as determined by the Committee.

     Elections to receive Bonus Shares or to participate in the Deposit Share Program may be made only in accordance with such rules and regulations prescribed by the Committee from time to time, including any rules and regulations applicable to Section 16 Participants.

     12. Performance Shares. The Committee may grant Performance Shares that the Participant may earn in whole or in part if the Company or the Participant achieves certain goals established by the Committee over a designated period of time consisting of one or more full fiscal years of the Company, but not in any event more than five (5) years. Any such grant to a Section 16 Participant shall be in writing. The goals established by the Committee may relate to any one or more of the following: revenues, earnings per share, return on shareholder equity, return on average total capital employed, return on net assets employed before interest and taxes, economic value added and/or, in the case of Participants other than Section 16 Participants, such other goals as may be established by the Committee in its discretion. In the event the minimum goal established by the Committee is not achieved at the conclusion of a period, no delivery of Shares shall be made to the Participant. In the event the maximum goal is achieved, One Hundred percent (100%) of the Performance Shares shall be delivered to the Participant. Partial achievement of the maximum goal may result in a delivery corresponding to the degree of achievement to the extent specified in writing by the Committee when the grant is made. The Committee shall certify in writing as to the degree of achievement after completion of the performance period. The Committee shall have the discretion to satisfy an obligation to deliver a Participant's Performance Shares by delivery of less than the number of Shares earned together with a cash payment equal to the then Fair Market Value of the Shares not delivered. The number of Shares reserved for issuance under this Program shall be reduced only by the number of Shares delivered in respect of earned Performance Shares. Subject to Section 18(c)(iii), at the time of making an award of Performance Shares, the Committee shall set forth the consequences of the termination of a Participant's employment with the Company or an Affiliate prior to the expiration of the designated performance period in respect of which the Performance Shares are awarded.

     13. Performance Units. The Committee may grant Performance Units to a Participant that consist of monetary units and that the Participant may earn in whole or in part if the Company or the Participant achieves certain goals established by the Committee over a designated period of time consisting of one or more full fiscal years of the Company, but not in any event more than five
(5) years. Any such grant to a Section 16 Participant

                                                                   Exhibit 10(a)
shall be in writing. The goals established by the Committee may relate to any one or more of the following: revenues, earnings per share, return on shareholder equity, return on average total capital employed, return on net assets employed before interest and taxes, economic value added, Share price and/or, in the case of Participants other than Section 16 Participants, such other goals as may be established by the Committee in its discretion. In the event the minimum goal established by the Committee is not achieved at the conclusion of a period, no payment shall be made to the Participant. In the event the maximum goal is achieved, One Hundred percent (100%) of the monetary value of the Performance Units shall be paid to the Participant. Partial achievement of the maximum goals may result in a payment corresponding to the degree of achievement to the extent specified in writing by the Committee when the grant is made. The Committee shall certify in writing as to the degree of achievement after completion of the performance period. Payment of a Performance Unit earned may be in cash or in Shares or in a combination of both, as the Committee in its sole discretion determines. The number of Shares reserved for issuance under this Program shall be reduced only by the number of Shares delivered in payment of Performance Units. Subject to Section 18(c)(iii), at the time of making an award of Performance Units, the Committee shall set forth the consequences of the termination of a Participant's employment with the Company or an Affiliate prior to the expiration of the designated performance period in respect of which the Performance Units are awarded.

     14. Non-Employee Directors. Each Director who is not also an employee of the Company (including members of the Committee) and who is a Director on the date of the annual meeting of shareholders of the Company during the term of the Program shall automatically be granted on each such meeting date a non-qualified stock option for the purchase of 3,000 Shares ("Director Options") at a purchase price equal to One Hundred percent (100%) of the Fair Market Value of the Shares on the date each Director Option is granted, which shall be the closing price for the Common Stock on such date as reported on the New York Stock Exchange. Director Options shall be exercisable for ten (10) years from the date of grant and shall terminate six (6) months after the non-employee Director ceases to serve as a Director for any reason other than death, except that, subject to the maximum term of ten (10) years, (a) as to any Director who, at the time the Director ceases to serve as a Director, is at least age 65 or has completed six
(6) years of service, the Director Options held by the Director shall terminate three (3) years after the Director ceases to serve as a Director and (b) the Committee may amend such time limits. If the Director should die while serving as a Director, or within any period after termination of his or her service as a Director during which the Director Option was exercisable, then, subject to the maximum term of ten (10) years, the right of his or her successor in interest to exercise a Director Option shall terminate twelve (12) months after the date of death. Non-employee Directors shall not be eligible for any Benefit under the Program

     15. Transferability. Each Award granted under this Program shall not be transferable other than by will or the laws of descent and distribution, except that a Participant or Director may, to the extent allowed by the Committee and in a manner specified by the Committee, (a) designate in writing a beneficiary to exercise the Award after the Participant's or Director's death, as the case may be, and (b) transfer any Award.

                                                                   Exhibit 10(a)
     16. Term of Program and Amendment, Modification or Cancellation of
Benefits.

          (a) No Award shall be granted more than ten (10) years after the Effective Date.

          (b) Except as provided in Section 19(a) below and subject to the requirements of the Program, the Committee may modify or amend any Award or waive any restrictions or conditions applicable to any Award or the exercise thereof, and the terms and conditions applicable to any Awards may at any time be amended, modified or canceled by mutual agreement between the Committee and the Participant or Director or any other persons as may then have an interest therein, so long as any amendment or modification does not increase the number of Shares issuable under this Program. Action may be taken under this Section 16(b) notwithstanding expiration of the Program under Section 16(a).

     17. Taxes. The Company shall be entitled to withhold the amount of any tax attributable to any amount payable or Shares deliverable under the Program after giving the person entitled to receive such amount or Shares notice as far in advance as practicable, and the Company may defer making payment or delivery if any such tax may be pending unless and until indemnified to its satisfaction. The Committee may, in its discretion and subject to such rules as it may adopt, permit a Participant to pay all or a portion of the federal, state and local withholding taxes arising in connection with (a) the exercise of a Non-Qualified Stock Option, (b) a disqualifying disposition of Common Stock received upon the exercise of an Incentive Stock Option, (c) the lapse of restrictions on Restricted Stock or (d) the receipt of Performance Shares, by electing to (i) have the Company withhold Shares, (ii) tender back Shares received in connection with such Benefit or (iii) deliver other previously owned Shares, having a Fair Market Value equal to the amount to be withheld; provided, however, that the amount to be withheld shall not exceed the Participant's estimated total federal, state and local tax obligations associated with the transaction. The election must be made on or before the date as of which the amount of tax to be withheld is determined and otherwise as required by the Committee. The Fair Market Value of fractional Shares remaining after payment of the withholding taxes shall be paid to the Participant in cash.

     The Committee may, in its discretion, grant a cash bonus to a Participant who holds Restricted Stock, either inside or outside of the Deposit Share Program, or Performance Shares to enable the Participant to pay all or a portion of the federal, state or local tax liability incurred by the Participant upon the vesting of Restricted Stock or Performance Shares. The Company shall deduct from any cash bonus such amount as may be required for the purpose of satisfying the Company's obligation to withhold federal, state or local taxes.

     18. Adjustment Provisions; Change of Control.

          (a) In the event of any Change in Capitalization, a proportionate substitution or adjustment may be made in (i) the aggregate number and/or kind of shares or other property reserved for issuance under the Plan and
     (ii) the number, kind and/or purchase

                                                                   Exhibit 10(a)
     price of shares or other property to be delivered under the Plan, in each case as may be determined by the Committee in its sole discretion. Such other proportionate substitutions or adjustments may be made as shall be determined by the Committee in its sole discretion. "Change in Capitalization" means any increase, reduction, change or exchange of shares of Common Stock for a different number or kind of shares or other securities or property by reason of a reclassification, recapitalization, merger, consolidation, reorganization, issuance of warrants or rights, stock dividend, stock split or reverse stock split, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise; or any other corporate action, such as declaration of a special dividend, that affects the capitalization of the Company.

          (b) Notwithstanding any other provision of this Program, and without affecting the number of Shares otherwise reserved or available hereunder, the Committee may authorize the issuance or assumption of Benefits in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate.

          (c) Change of Control. Except to the extent the Committee provides a result more favorable to holders of Awards, upon the occurrence of a Change of Control,

               (i) all outstanding Options and Director Options shall vest automatically and within ten days following the Change of Control, the Company shall pay each holder of an Option or Director Option, in exchange for the surrender of such Option or Director Option, an amount equal to the excess, if any, of the per-Share Change of Control Price over the per-Share purchase price of such Option or Director Option, multiplied by the number of Shares covered by such Option or Director Option, which amount shall be denominated in (A) such form of consideration as the Participant would have received had the Participant been the owner of record of such Shares at the time of such Change of Control, in the case of a "Change of Control With Consideration" or (B) cash, in the case of a "Change of Control Without Consideration" (such relevant form, the "Denominated Form");

               (ii) all outstanding Stock Appreciation Rights shall vest automatically and within ten days following the Change of Control, the Company shall pay each holder of a Stock Appreciation Right, in exchange for the surrender of such Stock Appreciation Right, an amount equal to the excess, if any, of the per-Share Change of Control Price over the per-Share grant price of such Stock Appreciation Right, multiplied by the number of Shares covered by such Stock Appreciation Right, which amount shall be denominated in the Denominated Form (provided, however, that if a Stock Appreciation Right has been granted in tandem with an Option or Director Option, the holder thereof shall receive payment with respect to either the Option or the Stock Appreciation Right, but not both);

                                                                   Exhibit 10(a)
               (iii) the restrictions on Restricted Stock held inside or outside the Deposit Share Program (including Bonus Shares) shall lapse and within ten days following the Change of Control, the Company shall pay each holder of a share of Restricted Stock, in exchange for the surrender of such share of Restricted Stock, an amount equal to the Change of Control Price of such share of Restricted Stock, which amount shall be denominated in the Denominated Form;

               (iv) within ten days following the Change of Control, the Company shall pay each holder of a Performance Share and/or Performance Unit for which the performance period has not expired, in exchange for the surrender of such Performance Share or Performance Unit, an amount equal to the product of the value of the Performance Share and/or Performance Unit and a fraction, the numerator of which is the number of whole months which have elapsed from the beginning of the performance period to the date of the Change of Control and the denominator of which is the number of whole months in the performance period, which amount shall be paid in the Denominated Form;

               (v) within ten days following the Change of Control, the Company shall pay each holder of a Performance Share and/or Performance Unit that has been earned but not yet paid, in exchange for the surrender of such Performance Share and/or Performance Unit, an amount equal to the value of such Performance Share and/or Performance Unit, which amount shall be paid in the Denominated Form; and

               (vi) within ten days following the Change of Control, the Company shall pay to each holder of an Award with respect to which dividend equivalents or similar amounts have been credited and not yet paid pursuant to any other provision of this Section 18(c), a cash payment equal to the value of such dividend equivalents or similar amounts.

     For purposes of this Section 18(c), the "value" of a Performance Share shall be equal to, and the "value" of a Performance Unit, the value of which is equal to the Fair Market Value of one or more of the Shares, shall be based on, the Change of Control Price.

     For purposes of this Section 18(c), "Change of Control Price" shall mean the higher of (i) the Fair Market Value of the Shares, as determined on the date of the Change of Control; or (ii) the highest price per Share paid in the Change of Control transaction.

     For purposes of this Section 18(c), "Change of Control With Consideration" shall mean a Change of Control in which Shares are exchanged or surrendered for shares, cash or other property. "Change of Control Without Consideration" shall mean a Change of Control pursuant to which Shares are not exchanged or surrendered for shares, cash or other property.

          (d) For purposes of this Plan, a "Change of Control" shall be deemed to have occurred on the first to occur of any one of the events set forth in the following

                                                                   Exhibit 10(a)
paragraphs:

               (i) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its COC Affiliates) representing 25% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company's then outstanding voting securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (A) of paragraph (iii) below; or

               (ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on January 25, 2002, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company as such terms are used in Rule 14a-11 of Regulation 14A under the Exchange Act) whose appointment or election by the Board or nomination for election by the Company's shareholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on January 25, 2002 or whose appointment, election or nomination for election was previously so approved or recommended; or

               (iii) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 60% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its COC Affiliates) representing 25% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company's then outstanding voting securities; or

               (iv) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (in one transaction or a series of related transactions within any

                                                                   Exhibit 10(a)
          period of 24 consecutive months), other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 75% of the combined voting power of the voting securities of which are owned by shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

Notwithstanding the foregoing, no "Change of Control" shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

For purposes of this definition of Change of Control, "COC Affiliate" shall have the meaning of "affiliate," as set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act; "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Exchange Act; and "Person" shall have the meaning given in
Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its COC Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, (iv) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company or (v) any individual, entity or group which is permitted to, and actually does, report its Beneficial Ownership on Schedule 13G (or any successor schedule); provided that if any such individual, entity or group subsequently becomes required to or does report its Beneficial Ownership on Schedule 13D (or any successor schedule), such individual, entity or group shall be deemed to be a Person for purposes hereof on the first date on which such individual, entity or group becomes required to or does so report Beneficial Ownership of all of the voting securities of the Company Beneficially Owned by it on such date.

          (e) As of the Effective Date, any outstanding Benefit previously granted under the Program shall be deemed amended to provide to the holder of such Benefit rights corresponding to those described in paragraph (c) of this Section 18 in the event of a change of control (as defined herein).

     19. Amendment and Termination of the Program; Correction of Defects and Omissions.

          (a) The Board may at any time amend, alter, suspend, discontinue or terminate the Program; provided, however, that the provisions of Section 14 of the Program shall not be amended more than once every six (6) months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules promulgated thereunder; and provided further that shareholder approval of any amendment of the Program shall also be obtained if otherwise required by (i) the rules and/or regulations promulgated under Section 16 of the

                                                                   Exhibit 10(a)
     Exchange Act (in order for the Program to remain qualified under Rule 16b-3), (ii) the Code or any rules promulgated thereunder (in order to allow for Incentive Stock Options to be granted under the Program or to enable the Company to comply with the provisions of Section 162(m) of the Code so that the Company can deduct compensation in excess of the limitation set forth therein), or (iii) the listing requirements of the New York Stock Exchange or any principal securities exchange or market on which the Shares are then traded (in order to maintain the listing or quotation of the Shares thereon). Termination of the Program shall not affect the rights of Participants or Directors with respect to Awards previously granted to them, and all unexpired Awards shall continue in force and effect after termination of the Program except as they may lapse or be terminated by their own terms and conditions.

          (b) The Committee may correct any defect, supply any omission, or reconcile any inconsistency in any Award or agreement covering an Award in the manner and to the extent it shall deem desirable to carry the Program into effect.

     20. Miscellaneous. The grant of any Award under the Program may also be subject to other provisions (whether or not applicable to the Benefit awarded to any other Participant) as the Committee determines appropriate, including, without limitation, provisions for (a) one or more means to enable Participants or Directors to defer recognition of taxable income relating to Awards or cash payments derived therefrom, which means may provide for a return to a Participant or Director on amounts deferred as determined by the Committee (provided that no such deferral means may result in an increase in the number of Shares issuable hereunder); (b) the purchase of Common Stock under Options or Director Options in installments; (c) the financing of the purchase of Common Stock under Options or Director Options in the form of a promissory note issued to the Company by a Participant or Director on such terms and conditions as the Committee determines; (d) the payment of the purchase price of Options or Director Options (i) by delivery of cash or other Shares or securities of the Company having a then Fair Market Value equal to the purchase price of such Shares or (ii) by delivery (including by fax) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the Shares and deliver the sale or margin loan proceeds directly to the Company to pay for the exercise price; (e) restrictions on resale or other disposition; and
(f) compliance with federal or state securities laws and stock exchange requirements. Notwithstanding the foregoing, to the extent required by Rule 16b-3, Director Options shall be automatic, and the amount and terms of such Director Options shall be determined as provided in Section 14 of the Plan.


                                      *****